UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 10, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in Crosstex Energy, L.P. (the “Partnership”).

On May 10, 2013, the Partnership entered into an Equity Distribution Agreement (the “Agreement”) with BMO Capital Markets Corp. (“BMOCM”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through BMOCM, as the Partnership’s sales agent, common units representing limited partner interests in the Partnership having an aggregate offering price of up to $75,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions through the facilities of the Nasdaq Global Select Market LLC at market prices, in block transactions or as otherwise agreed by the Partnership and BMOCM.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to BMOCM as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to BMOCM as principal would be pursuant to the terms of a separate terms agreement between the Partnership and BMOCM.

The offer and sale of the Units will be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-188047) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on April 26, 2013.

In the Agreement, the Partnership agreed to indemnify BMOCM against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that BMOCM may be required to make because of any of those liabilities.

The Agreement replaces the previous Equity Distribution Agreement, dated March 1, 2013, between BMOCM and the Partnership.

The foregoing description is qualified in its entirety by reference to the text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated May 10, 2013, by and between the Partnership and BMO Capital Markets Corp. (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 10, 2013, filed with the Commission on May 10, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: May 10, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Equity Distribution Agreement, dated May 10, 2013, by and between the Partnership and BMO Capital Markets Corp. (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated May 10, 2013, filed with the Commission on May 10, 2013).